Exhibit 99.1

E*TRADE Financial Corporation Announces First Quarter 2017 Results

NEW YORK--(BUSINESS WIRE)--April 20, 2017--E*TRADE Financial Corporation (NASDAQ:ETFC):

First Quarter Results

  Net income of $145 million; net income available to common shareholders of $132 million
  Diluted earnings per common share of $0.48
  Total net revenue of $553 million
  Net interest income of $319 million on average interest-earning assets of $48.7 billion; net interest margin of 263 basis points
  Allowance for loan losses of $213 million, resulting in a benefit to provision for loan losses of $14 million
  Total non-interest expense of $342 million
  Operating margin of 41 percent; adjusted operating margin of 38 percent(1)
  Daily Average Revenue Trades (DARTs) of 207,000; 29 percent in derivatives
  Customer margin balances(2) of $7.3 billion
  Net new brokerage accounts of 58,000; annualized growth rate of 6.7 percent
  Net new brokerage assets of $4.2 billion; annualized growth rate of 6.1 percent; end of period total customer assets of $336 billion
  Managed products of $4.3 billion

E*TRADE Financial Corporation (NASDAQ: ETFC) today announced results for its first quarter ended March 31, 2017, reporting net income of $145 million and $0.48 diluted earnings per common share. This compares to net income of $153 million, or $0.53 diluted earnings per common share, in the first quarter of 2016 which included an income tax benefit related to the release of valuation allowances. Total net revenue of $553 million increased from net revenue of $472 million in the first quarter of 2016. Total non-interest expense in the quarter was $342 million compared to $312 million in the year-ago period.

“We had an outstanding start to the year, with strong bottom line results fueled by business growth, capital deployment, and a favorable operating environment,” said Karl Roessner, Chief Executive Officer. “Amidst a period of extraordinary and intensifying competition, we produced record growth in brokerage assets, and our strongest brokerage account growth in three years - well on pace to exceed our 2018 goals. Meanwhile, we continued to put capital to work for shareholders, onboarding deposits and taking advantage of the strong rate environment to outpace our balance sheet growth targets. While immensely gratifying to see the early benefits of our hard work to grow the business, we will not rest on our laurels. Specifically, we will remain steadfast in the integration of OptionsHouse to deliver a blockbuster customer experience, capitalize on our new creative agency to reinvigorate our iconic brand, and keep our team focused on continuing to deliver value for our customers and our shareholders.”

Historical metrics and financials can be found on the E*TRADE Financial corporate website at about.etrade.com.

The Company will host a conference call to discuss the results beginning at 5 p.m. ET today. This conference call will be available to domestic participants by dialing (800) 705-8289 while international participants should dial +1 (303) 223-2689. A live audio webcast and replay of this conference call will also be available at about.etrade.com.

About E*TRADE Financial

E*TRADE Financial and its subsidiaries provide financial services including online brokerage and related banking products and services to retail customers. Securities products and services are offered by E*TRADE Securities LLC (Member FINRA/SIPC/NFA) and OptionsHouse (Member FINRA/SIPC/NFA). Bank products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries. More information is available at www.etrade.com. ETFC-E

Important Notices

E*TRADE, E*TRADE Financial, E*TRADE Bank, the Converging Arrows logo and OptionsHouse are registered trademarks of E*TRADE Financial Corporation in the United States and in other countries.

Forward-Looking Statements

The statements contained in this news release that are forward looking, including statements regarding the Company’s ability to execute on its business growth plans, successfully integrate OptionsHouse, reinvigorate its brand, or deliver additional value for shareholders and customers are “forward-looking statements” within the meaning of the federal securities laws, and are subject to a number of uncertainties and risks. Actual results may differ materially from those indicated in the forward-looking statements. The uncertainties and risks include, but are not limited to, macro trends of the economy in general, market volatility and its impact on trading volumes, fluctuations in interest rates, the ability to attract and retain customers and develop new products and services, increased competition, potential system disruptions and security breaches, the ability to realize synergies or to implement integration plans and other risks from mergers and acquisitions, increased restrictions resulting from financial regulatory reform or changes in the policies of our regulators, adverse developments in litigation or regulatory matters, and the other factors set forth in our annual, quarterly, and current reports on Form 10-K, Form 10-Q, and Form 8-K previously filed with the Securities and Exchange Commission (including information in these reports under the caption “Risk Factors”). Any forward-looking statement included in this release speaks only as of the date of this communication; the Company disclaims any obligation to update any information, except as required by law.

© 2017 E*TRADE Financial Corporation. All rights reserved.

Financial Statements

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statement of Income
(In millions, except share data and per share amounts)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2017	2016	2016
Revenue:
Interest income	$341	$310	$308
Interest expense	(22)	(22)	(21)
Net interest income	319	288	287
Commissions	127	122	107
Fees and service charges	86	80	58
Gains on securities and other, net	10	8	10
Other revenue	11	11	10
Total non-interest income	234	221	185
Total net revenue	553	509	472
Provision (benefit) for loan losses	(14)	(18)	(34)
Non-interest expense:
Compensation and benefits	136	127	126
Advertising and market development	43	31	43
Clearing and servicing	32	30	24
Professional services	22	27	22
Occupancy and equipment	27	27	23
Communications	25	22	23
Depreciation and amortization	20	19	20
FDIC insurance premiums	8	7	6
Amortization of other intangibles	9	8	5
Restructuring and acquisition-related activities	4	7	2
Other non-interest expenses	16	17	18
Total non-interest expense	342	322	312
Income before income tax expense	225	205	194
Income tax expense	80	78	41
Net income	$145	$127	$153
Preferred stock dividends	13	—	—
Net income available to common shareholders	$132	$127	$153

Basic earnings per common share	$0.48	$0.46	$0.54
Diluted earnings per common share	$0.48	$0.46	$0.53
Shares used in computation of per common share data:
Basic (in thousands)	274,876	274,585	285,274
Diluted (in thousands)	276,277	275,840	286,680

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheet
(In millions, except share data)
(Unaudited)

	March 31,	December 31,	March 31,
	2017	2016	2016
ASSETS
Cash and equivalents	$998	$1,950	$1,627
Cash required to be segregated under federal or other regulations	1,876	1,460	2,158
Available-for-sale securities	17,769	13,892	14,005
Held-to-maturity securities	19,191	15,751	14,968
Margin receivables	6,906	6,731	6,336
Loans receivable, net	3,288	3,551	4,360
Receivables from brokers, dealers and clearing organizations	1,410	1,056	611
Property and equipment, net	239	239	232
Goodwill	2,370	2,370	1,792
Other intangibles, net	312	320	169
Deferred tax assets, net	653	756	940
Other assets	867	923	745
Total assets	$55,879	$48,999	$47,943

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits	$37,384	$31,682	$31,829
Customer payables	8,926	8,159	6,793
Payables to brokers, dealers and clearing organizations	1,288	983	1,437
Other borrowings	409	409	409
Corporate debt	991	994	993
Other liabilities	437	500	745
Total liabilities	49,435	42,727	42,206

Shareholders' equity:
Preferred stock, $0.01 par value; $1,000 liquidation
preference; shares authorized: 1,000,000; shares issued
and outstanding at March 31, 2017: 400,000	394	394	—
Common stock, $0.01 par value; shares authorized:
400,000,000; shares issued and outstanding at March 31, 2017: 275,006,536	3	3	3
Additional paid-in-capital	6,919	6,921	7,056
Accumulated deficit	(774)	(909)	(1,308)
Accumulated other comprehensive loss	(98)	(137)	(14)
Total shareholders' equity	6,444	6,272	5,737
Total liabilities and shareholders' equity	$55,879	$48,999	$47,943

Key Performance Metrics(3)
Corporate	Qtr ended 3/31/17	Qtr ended 12/31/16	Qtr ended 3/31/17 vs. 12/31/16	Qtr ended 3/31/16	Qtr ended 3/31/17 vs. 3/31/16

Operating margin %(1)	41%	40%	1%	41%	—%
Adjusted operating margin %(1)	38%	37%	1%	34%	4%

Employees	3,629	3,601	1%	3,498	4%
Consultants and other	114	134	(15)%	107	7%
Total headcount	3,743	3,735	—%	3,605	4%

Common equity book value per share(4)	$22.00	$21.46	3%	$20.52	7%
Tangible common equity book value per share(4)	$14.36	$13.71	5%	$15.10	(5)%

Cash and equivalents ($MM)	$998	$1,950	(49)%	$1,627	(39)%
Corporate cash ($MM)(5)	$417	$461	(10)%	$482	(13)%

Net interest margin (basis points)	263	260	—%	281	(0.2)%
Interest-earning assets, average ($MM)	$48,654	$44,260	10%	$40,892	19%

Customer Activity	Qtr ended 3/31/17	Qtr ended 12/31/16	Qtr ended 3/31/17 vs. 12/31/16	Qtr ended 3/31/16	Qtr ended 3/31/17 vs. 3/31/16

Trading days	62.0	62.5	N.M.	61.0	N.M.

DARTs	207,221	187,620	10%	165,122	25%
Derivative DARTs %	29%	29%	—%	24%	5%

Total trades (MM)	12.8	11.7	9%	10.1	27%
Average commission per trade	$9.87	$10.42	(5)%	$10.64	(7)%

Key Performance Metrics(3)
Customer Activity	Qtr ended 3/31/17	Qtr ended 12/31/16	Qtr ended 3/31/17 vs. 12/31/16	Qtr ended 3/31/16	Qtr ended 3/31/17 vs. 3/31/16

Gross new brokerage accounts	137,854	102,137	35%	103,508	33%
Gross new stock plan accounts	57,919	64,397	(10)%	60,250	(4)%
Gross new banking accounts	880	843	4%	1,070	(18)%
Closed accounts	(136,666)	(149,687)	N.M.	(112,294)	N.M.
Net new accounts	59,987	17,690	N.M.	52,534	N.M.

Net new brokerage accounts	58,215	24,028	N.M.	40,459	N.M.
Net new stock plan accounts	5,478	1,639	N.M.	16,412	N.M.
Net new banking accounts	(3,706)	(7,977)	N.M.	(4,337)	N.M.
Net new accounts	59,987	17,690	N.M.	52,534	N.M.

End of period brokerage accounts	3,521,218	3,463,003	2%	3,254,000	8%
End of period stock plan accounts	1,461,538	1,456,060	—%	1,424,565	3%
End of period banking accounts	312,967	316,673	(1)%	335,551	(7)%
End of period total accounts	5,295,723	5,235,736	1%	5,014,116	6%

Annualized net new brokerage account growth rate	6.7%	2.8%	3.9%	5.0%	1.7%
Annualized brokerage account attrition rate(6)	9.2%	9.1%	N.M.	7.8%	N.M.

Customer margin balances(2) ($B)	$7.3	$7.1	3%	$6.3	16%

Customer Assets($B)
Security holdings	$243.8	$224.4	9%	$205.6	19%
Sweep deposits	32.0	26.4	21%	26.4	21%
Customer cash held by third parties(7)	12.6	16.8	(25)%	9.4	34%
Customer payables (cash)	8.9	8.2	9%	6.8	31%
Brokerage customer assets	297.3	275.8	8%	248.2	20%
Unexercised stock plan holdings (vested)	33.0	30.2	9%	30.9	7%
Savings, checking and other banking assets	5.4	5.3	2%	5.4	—%
Total customer assets	$335.7	$311.3	8%	$284.5	18%

Net new brokerage assets(8)	$4.2	$3.2	N.M.	$2.9	N.M.
Net new banking assets(8)	0.1	0.1	N.M.	—	N.M.
Net new customer assets(8)	$4.3	$3.3	N.M.	$2.9	N.M.

Annualized net new brokerage asset growth rate	6.1%	4.7%	1.4%	4.7%	1.4%

Brokerage related cash	$53.5	$51.4	4%	$42.6	26%
Other cash and deposits	5.4	5.3	2%	5.4	—%
Total customer cash and deposits	$58.9	$56.7	4%	$48.0	23%

Managed products	$4.3	$3.9	10%	$3.3	30%
Stock plan customer holdings (unvested)	$82.7	$73.2	13%	$65.5	26%

Customer net (buy) / sell activity	$(1.6)	$0.8	N.M.	$(1.2)	N.M.

Key Performance Metrics(3)
Loans	Qtr ended 3/31/17	Qtr ended 12/31/16	Qtr ended 3/31/17 vs. 12/31/16	Qtr ended 3/31/16	Qtr ended 3/31/17 vs. 3/31/16

Loans receivable ($MM)
One- to Four-Family	$1,785	$1,918	$(133)	$2,337	$(552)
Home Equity	1,275	1,385	(110)	1,709	(434)
Consumer	228	248	(20)	314	(86)
Loans receivable, net	$3,288	$3,551	$(263)	$4,360	$(1,072)
Loan servicing expense	$6	$6	$—	$7	$(1)

Loan performance detail ($MM)

Current	$3,190	$3,477	$(287)	$4,331	$(1,141)
30-89 days delinquent	131	114	17	131	—
90-179 days delinquent	46	42	4	57	(11)
180+ days delinquent	134	139	(5)	163	(29)
Total delinquent loans	311	295	16	351	(40)
Gross loans receivable(9)	$3,501	$3,772	$(271)	$4,682	$(1,181)

Activity in Allowance for Loan Losses
	Three Months Ended March 31, 2017
	One- to Four- Family	Home Equity	Consumer	Total
	(In millions)
Allowance for loan losses, ending 12/31/16	$45	$171	$5	$221
Provision (benefit) for loan losses	—	(15)	1	(14)
(Charge-offs) recoveries, net	1	6	(1)	6
Allowance for loan losses, ending 3/31/17	$46	$162	$5	$213

	Three Months Ended December 31, 2016
	One- to Four- Family	Home Equity	Consumer	Total
	(In millions)
Allowance for loan losses, ending 9/30/16	$47	$183	$5	$235
Provision (benefit) for loan losses	(4)	(14)	—	(18)
(Charge-offs) recoveries, net	2	2	—	4
Allowance for loan losses, ending 12/31/16	$45	$171	$5	$221

	Three Months Ended March 31, 2016
	One- to Four- Family	Home Equity	Consumer	Total
	(In millions)
Allowance for loan losses, ending 12/31/15	$40	$307	$6	$353
Provision (benefit) for loan losses	8	(42)	—	(34)
(Charge-offs) recoveries, net	1	2	—	3
Allowance for loan losses, ending 3/31/16	$49	$267	$6	$322

Capital	Qtr ended 3/31/17	Qtr ended 12/31/16	Qtr ended 3/31/17 vs. 12/31/16	Qtr ended 3/31/16	Qtr ended 3/31/17 vs. 3/31/16

E*TRADE Financial
Tier 1 leverage ratio(10)	7.2%	7.8%	(0.6)%	7.8%	(0.6)%
Common Equity Tier 1 capital ratio(10)	33.0%	37.0%	(4.0)%	34.5%	(1.5)%
Tier 1 risk-based capital ratio(10)	35.4%	38.3%	(2.9)%	34.5%	0.9%
Total risk-based capital ratio(10)	40.7%	44.0%	(3.3)%	40.0%	0.7%

E*TRADE Bank
Tier 1 leverage ratio(11)	8.1%	8.8%	(0.7)%	8.6%	(0.5)%
Common Equity Tier 1 capital ratio(11)	35.0%	38.3%	(3.3)%	33.3%	1.7%
Tier 1 risk-based capital ratio(11)	35.0%	38.3%	(3.3)%	33.3%	1.7%
Total risk-based capital ratio(11)	36.3%	39.5%	(3.2)%	34.6%	1.7%

Average Balance Sheet Data
	Three Months Ended
	March 31, 2017			December 31, 2016
	Average	Interest	Average	Average	Interest	Average
	Balance	Inc./Exp.	Yield/Cost	Balance	Inc./Exp.	Yield/Cost
Cash and equivalents	$1,345	$2	0.64%	$1,610	$2	0.47%
Cash required to be segregated under federal or other regulations	1,684	3	0.71%	1,590	2	0.44%
Available-for-sale securities	16,586	85	2.05%	13,612	68	2.01%
Held-to-maturity securities	17,531	120	2.74%	15,884	106	2.68%
Margin receivables	6,781	66	3.93%	6,711	64	3.76%
Loans	3,608	43	4.77%	3,892	45	4.59%
Broker-related receivables and other	1,119	—	0.12%	961	—	0.08%
Subtotal interest-earning assets	48,654	319	2.63%	44,260	287	2.59%
Other interest revenue(a)	—	22		—	23
Total interest-earning assets	48,654	341	2.81%	44,260	310	2.79%
Total non-interest earning assets	5,252			4,816
Total assets	$53,906			$49,076

Deposits	$34,869	$1	0.01%	$31,601	$—	0.01%
Customer payables	8,686	1	0.06%	7,915	1	0.06%
Broker-related payables and other	1,160	—	0.00%	1,093	—	0.00%
Other borrowings	492	5	3.85%	411	5	4.30%
Corporate debt	994	14	5.39%	994	14	5.47%
Subtotal interest-bearing liabilities	46,201	21	0.18%	42,014	20	0.19%
Other interest expense(b)	—	1		—	2
Total interest-bearing liabilities	46,201	22	0.19%	42,014	22	0.21%
Total non-interest-bearing liabilities	1,402			723
Total liabilities	47,603			42,737
Total shareholders' equity	6,303			6,339
Total liabilities and shareholders' equity	$53,906			$49,076

Excess interest earning assets over interest bearing liabilities/ net interest income/ net interest margin	$2,453	$319	2.63%	$2,246	$288	2.60%

(a)	Represents interest revenue on securities loaned for the periods presented.
(b)	Represents interest expense on securities borrowed for the periods presented.

	Three Months Ended
	March 31, 2016
	Average	Interest	Average
	Balance	Inc./Exp.	Yield/Cost
Cash and equivalents	$1,611	$2	0.41%
Cash required to be segregated under federal or other regulations	1,133	1	0.32%
Available-for-sale securities	12,642	64	2.03%
Held-to-maturity securities	13,676	103	3.01%
Margin receivables	6,677	64	3.89%
Loans	4,804	51	4.23%
Broker-related receivables and other	349	—	0.29%
Subtotal interest-earning assets	40,892	285	2.79%
Other interest revenue(a)	—	23
Total interest-earning assets	40,892	308	3.01%
Total non-interest-earning assets	4,921
Total assets	$45,813

Deposits	$29,567	$1	0.01%
Customer payables	6,452	1	0.07%
Broker-related payables and other	1,450	—	0.00%
Other borrowings	436	5	4.13%
Corporate debt	995	13	5.39%
Subtotal interest-bearing liabilities	38,900	20	0.21%
Other interest expense(b)	—	1
Total interest-bearing liabilities	38,900	21	0.21%
Total non-interest-bearing liabilities	1,189
Total liabilities	40,089
Total shareholders' equity	5,724
Total liabilities and shareholders' equity	$45,813

Excess interest earning assets over interest bearing liabilities/ net interest income/ net interest margin	$1,992	$287	2.81%

(a)	Represents interest revenue on securities loaned for the periods presented.
(b)	Represents interest expense on securities borrowed for the periods presented.

Explanation of Non-GAAP Measures

Management believes that adjusting GAAP measures by excluding or including certain items is helpful to investors and analysts who may wish to use some or all of this information to analyze the Company’s current performance, prospects and valuation. Management uses this non-GAAP information internally to evaluate operating performance and in formulating the budget for future periods. Management believes that the non-GAAP measures discussed below are appropriate for evaluating the operating and liquidity performance of the Company.

Adjusted Operating Margin

Adjusted operating margin is calculated by dividing adjusted income before income taxes by net revenue. Adjusted income before income taxes excludes the provision (benefit) for loan losses. Management believes that excluding the provision (benefit) for loan losses from operating margin provides a useful measure of the Company's ongoing operating performance because management excludes it when evaluating operating margin performance. See endnote (1) for a reconciliation of this non-GAAP measure to the comparable GAAP measure.

Corporate Cash

Corporate cash represents cash held at the parent company as well as cash held in certain subsidiaries, not including bank and broker-dealer subsidiaries, that can distribute cash to the parent company without any regulatory approval or notification. The Company believes that corporate cash is a useful measure of the parent company’s liquidity as it is the primary source of capital above and beyond the capital deployed in regulated subsidiaries. See endnote (5) for a reconciliation of this non-GAAP measure to the comparable GAAP measure.

Tangible Common Equity Book Value per Share

Tangible common equity book value per share represents common shareholders’ equity, which excludes preferred stock, less goodwill and other intangible assets (net of related deferred tax liabilities) divided by common stock outstanding. The Company believes that tangible common equity book value per share is a measure of the Company’s capital strength. See endnote (4) for a reconciliation of this non-GAAP measure to the comparable GAAP measure.

It is important to note that these non-GAAP measures may involve judgment by management and should be considered in addition to, not as substitutes for, or superior to, measures prepared in accordance with GAAP. For additional information on the adjustments to these non-GAAP measures, please see the Company’s financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that will be included in the periodic report the Company expects to file with the SEC with respect to the financial periods discussed herein.

ENDNOTES

(1) Operating margin is the percentage of net revenue that results in income before income taxes. The percentage is calculated by dividing income before income taxes by total net revenue. The following table provides a reconciliation of GAAP operating margin percentage to non-GAAP adjusted operating margin percentage (dollars in millions):

	Q1 2017		Q4 2016		Q1 2016
	Amount	Operating Margin %	Amount	Operating Margin %	Amount	Operating Margin %

Income before income tax expense and
operating margin	$225	41%	$205	40%	$194	41%
Provision (benefit) for loan losses	(14)		(18)		(34)
Adjusted income before income tax
expense / adjusted operating margin	$211	38%	$187	37%	$160	34%

(2) Customer margin balances include the following (dollars in billions):

	Q1 2017	Q4 2016	Q1 2016
Margin receivables held on balance sheet	$6.9	$6.7	$6.3
Customer margin balances held by a third party clearing firm(a)	0.4	0.4	—
Total customer margin balances	$7.3	$7.1	$6.3

(a)	Represents OptionsHouse's customer margin receivables held by a third party clearing firm.

(3) Amounts and percentages may not recalculate due to rounding.

(4) The following table provides a reconciliation of GAAP common equity book value and common equity book value per share to non-GAAP tangible common equity book value and tangible common equity book value per share at period end (dollars in millions, except per share amounts):

	Q1 2017		Q4 2016		Q1 2016
	Amount	Per Share	Amount	Per Share	Amount	Per Share
Common equity book value	$6,050	$22.00	$5,878	$21.46	$5,737	$20.52
Less: Goodwill and other intangibles, net	(2,682)		(2,690)		(1,961)
Add: Deferred tax liabilities related to
goodwill and other intangibles, net	580		569		467
Tangible common equity book value	$3,948	$14.36	$3,757	$13.71	$4,243	$15.18

(5) The following table provides a reconciliation of GAAP consolidated cash and equivalents to non-GAAP corporate cash at period end (dollars in millions):

	Q1 2017	Q4 2016	Q1 2016
Consolidated cash and equivalents	$998	$1,950	$1,627
Less: Bank cash	(115)	(840)	(680)
Less: U.S. broker-dealers' cash	(433)	(614)	(440)
Less: Other	(33)	(35)	(25)
Corporate cash	$417	$461	$482

(6) The brokerage account attrition rate is calculated by dividing attriting brokerage accounts by total brokerage accounts at the previous period end, and is presented on an annualized basis. Attriting brokerage accounts are derived by subtracting net new brokerage accounts from gross new brokerage accounts.

(7) Customer cash held by third parties is held outside E*TRADE Financial and includes money market funds and sweep deposit accounts at unaffiliated financial institutions and customer cash held by a third party clearing firm. Customer cash held by third parties is not reflected in the Company’s consolidated balance sheet and is not immediately available for liquidity purposes. The following table provides details of customer cash held by third parties (dollars in billions):

	Q1 2017	Q4 2016	Q1 2016
Sweep deposits at unaffiliated financial institutions	$10.6	$14.9	$5.6
Customer cash held by a third party clearing firm(a)	1.7	1.6	—
Municipal funds and other	0.3	0.3	3.6
Money market fund	—	—	0.2
Total customer cash held by third parties	$12.6	$16.8	$9.4

(a)	Represents OptionsHouse's customer cash held by a third party clearing firm.

(8) Net new customer assets are total inflows to all new and existing customer accounts less total outflows from all closed and existing customer accounts. The net new banking assets and net new brokerage assets metrics treat asset flows between E*TRADE entities in the same manner as unrelated third party accounts.

(9) Includes unpaid principal balances and premiums (discounts).

(10) E*TRADE Financial’s capital ratios are calculated as follows and are preliminary for the current period (dollars in millions):

	Q1 2017	Q4 2016	Q1 2016
E*TRADE Financial shareholders' equity	$6,444	$6,272	$5,737
DEDUCT:
Preferred stock	(394)	(394)	—
E*TRADE Financial Common Equity Tier 1 capital before regulatory adjustments	$6,050	$5,878	$5,737
ADD:
(Gains) losses in other comprehensive income on available-for-sale debt securities, net of tax	98	139	17
DEDUCT:
Goodwill and other intangible assets, net of deferred tax liabilities	(2,058)	(2,029)	(1,435)
Disallowed deferred tax assets	(638)	(505)	(909)
E*TRADE Financial Common Equity Tier 1 capital	$3,452	$3,483	$3,410
ADD:
Preferred stock	394	394	—
DEDUCT:
Disallowed deferred tax assets	(136)	(267)	—
E*TRADE Financial Tier 1 capital	$3,710	$3,610	$3,410
ADD:
Allowable allowance for loan losses	135	124	131
Non-qualifying capital instruments subject to phase-out (trust preferred securities)	414	414	414
E*TRADE Financial total capital	$4,259	$4,148	$3,955

E*TRADE Financial average assets for leverage capital purposes	$54,032	$49,113	$45,886
DEDUCT:
Goodwill and other intangible assets, net of deferred tax liabilities	(2,058)	(2,029)	(1,435)
Disallowed deferred tax assets	(774)	(772)	(909)
Other		—	—
E*TRADE Financial adjusted average assets for leverage capital purposes	$51,200	$46,312	$43,542

E*TRADE Financial total risk-weighted assets(a)	$10,466	$9,422	$9,882

E*TRADE Financial Tier 1 leverage ratio (Tier 1 capital / Adjusted average assets for leverage capital purposes)	7.2%	7.8%	7.8%
E*TRADE Financial Common Equity Tier 1 capital / Total risk-weighted assets	33.0%	37.0%	34.5%
E*TRADE Financial Tier 1 capital / Total risk-weighted assets	35.4%	38.3%	34.5%
E*TRADE Financial total capital / Total risk-weighted assets	40.7%	44.0%	40.0%

(a)	Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets.

(11) E*TRADE Bank’s capital ratios are calculated as follows and are preliminary for the current period (dollars in millions):

	Q1 2017	Q4 2016	Q1 2016
E*TRADE Bank shareholder's equity	$3,291	$3,153	$3,126
ADD:
(Gains) losses in other comprehensive income on available-for-sale debt securities, net of tax	98	139	17
DEDUCT:
Goodwill and other intangible assets, net of deferred tax liabilities	(38)	(38)	(38)
Disallowed deferred tax assets	(100)	(122)	(209)
E*TRADE Bank Common Equity Tier 1 capital / Tier 1 capital	$3,251	$3,132	$2,896
ADD:
Allowable allowance for loan losses	118	105	113
E*TRADE Bank total capital	$3,369	$3,237	$3,009

E*TRADE Bank average assets for leverage capital purposes	$40,501	$35,885	$34,073
DEDUCT:
Goodwill and other intangible assets, net of deferred tax liabilities	(38)	(38)	(38)
Disallowed deferred tax assets	(100)	(122)	(209)
E*TRADE Bank adjusted average assets for leverage capital purposes	$40,363	$35,725	$33,826

E*TRADE Bank total risk-weighted assets(a)	$9,280	$8,187	$8,695

E*TRADE Bank Tier 1 leverage ratio (Tier 1 capital / Adjusted average assets for leverage capital purposes)	8.1%	8.8%	8.6%
E*TRADE Bank Common Equity Tier 1 capital / Total risk-weighted assets	35.0%	38.3%	33.3%
E*TRADE Bank Tier 1 capital / Total risk-weighted assets	35.0%	38.3%	33.3%
E*TRADE Bank total capital / Total risk-weighted assets	36.3%	39.5%	34.6%

(a)	Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets.

CONTACT:
E*TRADE Media Relations
646-521-4418
mediainq@etrade.com
or
E*TRADE Investor Relations
646-521-4406
ir@etrade.com